UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 15, 2022

ORION OFFICE REIT INC.

(Exact name of Registrant as specified in its charter)

Maryland	001-40873	87-1656425
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2325 E. Camelback Road, Suite 850

Phoenix, AZ 85016

(Address of principal executive offices, including zip code)

(602) 698-1002

(Registrant’s telephone number, including area code)

N/A

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class:	Trading symbol(s):	Name of each exchange on which registered:
Common Stock $0.001 par value per share	ONL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement

On November 15, 2022, Orion Office REIT Inc. (the “Company”) and its operating partnership entered into an equity distribution agreement (the “Distribution Agreement”) with (i) each of J.P. Morgan Securities LLC, Mizuho Securities USA LLC, Scotia Capital (USA) Inc., TD Securities (USA) LLC and Wells Fargo Securities, LLC (collectively, the “Sales Agents”), and (ii) each of JPMorgan Chase Bank, National Association, Mizuho Markets Americas LLC, The Bank of Nova Scotia, The Toronto-Dominion Bank and Wells Fargo Bank, National Association (collectively, the “Forward Purchasers”).

In accordance with the terms of the Distribution Agreement, the Company may from time to time offer and sell shares of the Company’s common stock, par value $0.001 per share, having an aggregate offering price of up to $100,000,000 through the Sales Agents, acting as the Company’s sales agents, through the Sales Agents or one of their affiliates (in such capacity, collectively, the “Forward Sellers”), acting as agents for the relevant Forward Purchasers, or directly to the Sales Agents, acting as principals.

Offers or sales of shares of the Company’s common stock, if any, made through the Sales Agents, acting as the Company’s sales agents, through the Forward Sellers, acting as agents for the relevant Forward Purchasers, or directly to the Sales Agents, acting as principals, pursuant to the Distribution Agreement, may be made in privately negotiated transactions, which may include block trades, or brokers’ transactions that are deemed to be “at the market” offerings as defined in Rule 415 under the Securities Act of 1933, as amended, including without limitation sales made directly on the New York Stock Exchange, on any other existing trading market for the Company’s common stock or to or through a market maker, or by any other method permitted by applicable law or otherwise or as may be agreed between the Company and an Sales Agent.

The Distribution Agreement contemplates that, in addition to the issuance and sale of shares of the Company’s common stock by the Company through or to the Sales Agents, acting as the Company’s sales agents or as principals, as applicable, the Company may also enter into one or more agreements for forward transactions with the Forward Purchasers (each, a “forward sale agreement” and, collectively, the “forward sale agreements”) under separate master forward sale confirmations in the form attached as an exhibit to the Distribution Agreement and related supplemental confirmations. Pursuant to any forward sale agreement with any Forward Purchaser, the Company expects that such Forward Purchaser or one of its affiliates will attempt to borrow from third parties and sell, through its related Forward Seller, the number of shares of the Company’s common stock underlying such forward sale agreement in order to hedge such Forward Purchaser’s exposure under such forward sale agreement. The Company currently expects to fully physically settle each forward sale agreement, if any, on one or more dates specified by the Company on or prior to the maturity date of such forward sale agreement, in which case the Company expects to receive aggregate net cash proceeds at settlement equal to the number of shares underlying such forward sale agreement multiplied by the relevant forward sale price per share. However, subject to certain exceptions, the Company may also elect, in its sole discretion, to cash settle or net share settle all or any portion of its obligations under any forward sale agreement. If the Company elects to net share settle any forward sale agreement, the Company will not receive any proceeds and may owe shares of common stock to the applicable Forward Purchaser in certain circumstances.

The Company will not initially receive any proceeds from any sale of shares of the Company’s common stock borrowed by a Forward Purchaser (or affiliate thereof) and sold through a Forward Seller. The Company intends to use the net proceeds from the sale of shares of common stock to or through the Sales Agents as well as any net cash proceeds the Company receives upon the settlement of any forward sale agreement for general corporate purposes, which may include funding potential acquisitions and repaying outstanding indebtedness, including amounts outstanding under the Company’s credit facility.

Each Sales Agent will receive from the Company a commission that will not exceed, but may be lower than, 2.0% of the gross sales price of all shares sold through it as Sales Agent under the Distribution Agreement. In connection with any forward sale agreement, the Company will pay the applicable Forward Seller a commission, in the form of a reduced initial forward sale price under the related forward sale agreement, at a mutually agreed rate not exceeding 2.0% of the volume-weighted average of the sales prices per share of the borrowed shares of the Company’s common stock sold through such Forward Seller during the applicable forward hedge selling period (subject to certain adjustments).

The offering under the Distribution Agreement is being made pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-268121), which became effective on November 14, 2022, and a prospectus supplement dated November 15, 2022, as the same may be amended or supplemented. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities of the Company, nor shall there be any sale of such securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Affiliates of J.P. Morgan Securities LLC, Mizuho Securities USA LLC, Scotia Capital (USA) Inc., and TD Securities (USA) LLC are lenders and an affiliate of Wells Fargo Securities, LLC is the administrative agent and a lender under the Company’s credit facility.

The foregoing description of the Distribution Agreement and the master forward confirmations does not purport to be complete and is qualified in its entirety by reference to the full text of the Distribution Agreement and form of master forward confirmation attached as an exhibit thereto, each of which is filed as an exhibit to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Equity Distribution Agreement, dated November 15, 2022, by and among Orion Office REIT Inc., Orion Office REIT LP, the Sales Agents party thereto and the Forward Purchasers party thereto

1.2	Form of Master Forward Confirmation

5.1	Opinion of Ballard Spahr LLP

23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Orion Office REIT Inc.

By:	/s/ Gavin B. Brandon
Name:	Gavin B. Brandon
Title:	Chief Financial Officer, Executive Vice President and Treasurer

Dated: November 15, 2022